UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

McDONALD’S CORPORATION

(Name of Registrant as Specified In Its Charter)

BARBERRY CORP.

CARL C. ICAHN

LESLIE SAMUELRICH

MAISIE LUCIA GANZLER

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On April 21, 2022, Carl C. Icahn issued a press release regarding McDonald’s Corporation, a copy of which is filed herewith as Exhibit 1, and an open letter to the stockholders of McDonald’s Corporation, a copy of which is filed herewith as Exhibit 2.

THE SOLICITATION DISCUSSED HEREIN RELATES TO THE SOLICITATION BY BARBERRY CORP. AND CARL C. ICAHN OF PROXIES FOR USE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF MCDONALD’S CORPORATION (“MCDONALD’S”). BARBERRY CORP. AND ITS AFFILIATES HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAILED TO THE STOCKHOLDERS OF MCDONALD’S A DEFINITIVE PROXY STATEMENT AND A GOLD PROXY CARD IN CONNECTION WITH THEIR SOLICITATION OF PROXIES FOR USE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF MCDONALD’S. STOCKHOLDERS OF MCDONALD’S ARE ADVISED TO READ THE PROXY STATEMENT AND RELATED MATERIALS CAREFULLY AND, IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATED TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. COPIES OF THE DEFINITIVE PROXY STATEMENT AND GOLD PROXY CARD ARE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 14A FILED BY BARBERRY CORP. AND ITS AFFILIATES WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 21, 2022. EXCEPT AS OTHERWISE DISCLOSED IN THE SCHEDULE 14A, THE PARTICIPANTS HAVE NO INTEREST IN MCDONALD’S OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF MCDONALD’S.

Carl C. Icahn Files Definitive Proxy Statement and

Issues Open Letter to Shareholders of McDonald’s

Corporation

Asserts McDonald’s Board Has Impugned its Credibility on Corporate Governance and

ESG Issues by Failing to Deliver on Commitment to Eliminate Usage of Cruel Gestation

Crates in its Supply Chain

Highlights Opportunity for the Board to Reposition McDonald’s as an Actual Leader in

ESG Matters, Including Animal Welfare

Outlines the Case for Electing the Icahn Nominees, Who Have a Vision for Helping the

Board Implement a Superior ESG Agenda with Enhanced Animal Welfare and

Sustainability Policies

Urges Shareholders, Particularly Large Asset Managers Purportedly Focused on ESG, to

Take a Stand for Animal Welfare at McDonald’s by Electing the Icahn Nominees

Photo courtesy of the Humane Society of the United States: McDonald’s allows its suppliers to confine pigs in gestation crates like these at a factory farm operation.

Sunny Isles Beach, Florida — April 21, 2022 — Carl C. Icahn, who collectively with his affiliates is an engaged shareholder of McDonald’s Corporation (NYSE: MCD) (“McDonald’s” or the “Company”), today issued the below letter to shareholders in connection with the filing of a definitive proxy statement with the U.S. Securities and Exchange Commission.

Fellow Shareholders,

At this point in my career, I consider it my responsibility to engage in constructive activism to help rectify glaring injustices perpetuated by many ineffective boards of directors and management teams leading America’s top public corporations. By promoting necessary change at these types of companies, which have the resources to be a force for good, we can clean up insular boardrooms and drive lasting improvements for society as a whole. As one of the most iconic brands in the world, I firmly believe McDonald’s has an obligation to drive positive and sorely needed societal change through its business actions. I am writing to you today because I contend McDonald’s’ Board of Directors (the “Board”) is failing shareholders and stakeholders by presiding over animal welfare violations, supply chain lapses and what I perceive to be a hollow environmental, social and governance (“ESG”) agenda.

Before sharing my analysis and suggestions for McDonald’s, I want to shine a light on what may be the biggest hypocrisy of our time: a large number of Wall Street firms and their bankers and lawyers appear to be capitalizing on ESG to drive profits without doing nearly enough to support tangible societal progress. These players seem to be engaged in a cover-up to downplay their ESG-related economic incentives and promote their purported social impact. Clearly, the ESG status quo on Wall Street needs to change.

I believe the world’s largest asset managers, who collectively possess immense influence due to their trillions of dollars in capital, must stop subjectively selecting which ESG principles are important. The reality is that if the ESG movement is to be more than a marketing concept and fundraising tool, the massive asset managers who are among McDonald’s’ largest owners must back up their words with actions. While many ESG policies cover a host of sustainability and supply chain issues, it is unacceptable and irresponsible that major asset managers have put such little emphasis on animal welfare in their stewardship and voting guidelines. It is my hope that in this election contest, these ESG proponents will finally champion animal welfare as vigorously as other issues and join me and others in promoting positive change at McDonald’s for all the world to see.

As climate change and other natural resource challenges continue to threaten our world, animal welfare is an increasingly pivotal societal issue. A company’s reluctance to improve policies and verification methods represents a serious risk to a business, its bottom line and the world around us. Even McDonald’s, which is not prioritizing animal welfare enough, includes it as a risk factor in the Company’s 10-K. Today, consumers, regulators and other stakeholders want companies to embrace more sustainable business practices, increased transparency and the humane treatment of animals in their supply chains, reinforcing the importance of having animal welfare on the corporate agenda. As shareholders, we now have the power to ensure that the McDonald’s Board is held accountable for its broken promises and ESG failures – and that tangible progress takes hold at the Company and across the industry.

THE HISTORY: MCDONALD’S HAS BROKEN A DECADE-OLD PROMISE TO

CUSTOMERS, EMPLOYEES AND SHAREHOLDERS CONCERNING ANIMAL WELFARE

PRACTICES

Ten years ago, McDonald’s publicly pledged that by 2022, the Company would responsibly source pork from suppliers that do not use gestation stalls. Not only has McDonald’s failed to meet that commitment, but the Company is now misleading customers, employees and shareholders by distorting its purported progress.

McDonald’s recently claimed that: “By the end of 2022, the Company expects to source 85% to 90% of its U.S. pork volumes from sows not housed in gestation crates during pregnancy.” But that assertion is a cynical fabrication intended to fool us into believing this egregious form of animal abuse in McDonald’s’ supply chain is largely not occurring. In reality, these sows, who have multiple litters of piglets each year, are confined in gestation crates during each pregnancy for approximately four to six weeks, 24 hours a day, seven days a week. They will spend these weeks immobilized in tiny crates, not much bigger than their bodies, where they can’t even turn around.

These animals are devoid of anything resembling a natural existence, often forced on restrictive diets and deprived of the simplest comforts such as straw. Pigs are incredibly social, intelligent and sentient animals that are as smart as toddlers. They most certainly feel pain, have a tremendous maternal instinct and bond with their babies. Pigs experience a range of emotions, including fear and distress, and have strong memories.

Countries around the world have formally recognized animals as sentient creatures and are developing more robust legislative and oversight measures to enhance the policies that protect them. The U.S. is lagging on this issue, particularly due to corporate apathy toward animal welfare and other related ESG concerns. Big Meat’s powerful and connected lobby protects and enables the stronghold the industry has on markets and supply chains. This is why it is crucial for influential buyers such as McDonald’s to take a stand through their procurement mandates with their suppliers. I believe McDonald’s’ customers want food that is sourced ethically, responsibly and humanely. Gestation crates are none of those. By failing to take swift and meaningful action on this issue, McDonald’s’ top management and Board are acting in an irresponsible and reprehensible manner. They are patting themselves on the back, while condoning cruelty – apparently, blind to the writing on the wall.

I believe the obscene cruelty inflicted on these animals through confinement is completely needless, reprehensible and misaligned with what Americans expect from our country’s No. 1 fast-food chain. This grotesque mistreatment of animals – and the Company’s inability to make significant progress on promises made to multiple stakeholders in 2012 – clearly stem from dysfunction and indifference in McDonald’s’ boardroom.

In what I perceive to be poor excuses for nonperformance, McDonald’s has blamed “industry-wide challenges for farmers and producers, such as the COVID-19 pandemic and global swine disease outbreaks” for its failure to make good on its commitment to end gestation crate use. I believe, however, that McDonald’s should have been prioritizing and advancing on this issue well before these challenges arose instead of blaming recent headwinds as the reason the Company has failed to honor its important pledge from over a decade ago. Why is McDonald’s now patronizing us with semantics and attempts to defend the indefensible?

You can look but you won’t find similar lapses in the pay doled out to McDonald’s’ directors and officers. The Board and management of McDonald’s acted to ensure the achievement of those goals. In contrast, achieving responsible and kind behavior toward animals in McDonald’s’ supply chain apparently wasn’t quite so important, given the Company’s failure to achieve its stated goals even after ten years.

Indeed, I wonder: Why is McDonald’s resolute in its opposition to my proxy solicitation, as evidenced by the Company’s energetic defense of its own failures in this important area, including the $16 million that the Board and management of McDonald’s will spend in opposition to my efforts, as disclosed in the Company’s proxy statement for the 2022 Annual Meeting of Shareholders (the “Annual Meeting”)? Can’t McDonald’s find better ways to spend that kind of money? In more simple terms, how many pigs would be spared the torture of gestation crates if the $16 million were spent on that, instead of on third parties retained by McDonald’s to solicit your votes “for” re-electing two of 12 Board nominees who have presided over a multi-year failure to achieve the Company’s stated goals in promoting animal welfare in McDonald’s’ supply chain? It might seem like a small contribution toward the investment that will be required to achieve the kind of change that is needed in McDonald’s’ supply chain, but it would have been better – far better – than spending that money in defense of the directors at McDonald’s who have failed in this area. Under the circumstances, I believe this tells us all we need to know about the priorities assigned to animal welfare by the current Board and management team at McDonald’s.

As a practical matter, I do not know of any director who is worth $8 million. Do you? Apparently, McDonald’s’ Board and management believe they have two. I suppose we should be glad I did not nominate three or more people for election to the Board or else McDonald’s might have resolved to spend even more of shareholders’ capital in response to that challenge. I simply wish these individuals cared more about the elimination of animal abuse in McDonald’s’ supply chain than they do about re-electing the same directors who have failed animals abused in their own supply chain.

Extreme confinement and other practices that cause needless animal suffering are unconscionable, stem directly from poor corporate governance and pose a real reputational and operational risk to McDonald’s. They are also inherently used in intensified farming operations that McDonald’s still buys its pork from — and has publicly stated it will continue to buy from. These are the same types of large, industrial operators that have wreaked havoc on animals in other ways, including but not limited to mutilation without pain relief, barren environments that contribute to distress and grueling transport, where millions of animals perish due to shoddy conditions. These industrialized farms are among the largest contributors to climate change, have decimated small farmers and often ravage the communities they are in through pollution and waste. Perhaps if the Company’s executives applied the same effort to getting their suppliers to become completely gestation crate-free as they do to obtaining rich compensation packages, we would not be having this election contest. I find the Company’s executive compensation, especially relative to the average employee, to be unconscionable. For 2021, total Chief Executive Officer compensation was $20,028,132, an astounding 2,251x the average employee’s total compensation of $8,897. The Board is clearly condoning multiple forms of injustice and I believe the majority of the public would agree.

Outside of corporate America, many states have banned the use of gestation crates and in every vote on the issue, the public successfully voted for laws prohibiting gestation stalls. California’s Proposition 12 is the latest example of voters demanding the heinous practice of confinement be eliminated as it requires breeding sows to be able to lie down and turn around in spaces in which they are housed. This is just another example of growing global regulation intended to fully dismantle the use of these cruel crates.

MCDONALD’S HAS AN OPPORTUNITY TO BE A REAL LEADER ON ESG ISSUES,

INCLUDING ANIMAL WELFARE AND SUSTAINABILITY MATTERS

McDonald’s is one of the most powerful food companies in the entire world. I believe that with this power, the Company has a social and ethical responsibility to be a leader on ESG-related matters such as animal welfare. Ten years ago, McDonald’s made a commitment that convinced me it genuinely intended to be that leader, but I realize now its real intention was only to appear to care about animal welfare while in practice remaining complacent regarding glaring cruelty in its own supply chains.

McDonald’s has not only an opportunity but a duty to be an ESG leader in expeditiously eliminating gestation crates from its supply chain. I want McDonald’s to be an ESG leader in the restaurant and food service industry by setting verifiable targets for improved animal welfare objectives in areas where the Company currently exhibits grave shortfalls.

Since the Company has attempted to miscast some of my “demands,” I would like to make clear exactly what actions I’m calling on McDonald’s to prioritize today:

•	Commit to eliminating gestation crates (zero days in stalls) from its supply chain by the end of 2023, which it failed to do this year despite having a decade to do so.

•	Extend the Company’s gestation crate elimination goal to its global supply chain by 2024, whereas the commitment previously applied only to the U.S.

•

Commit to sourcing its pork from suppliers that abide by Proposition 12’s standards regardless of the law’s status, which some of America’s largest pork producers have already publicly stated can be implemented.

•

Adhere to Sustainability Accounting Standards Board disclosures in accordance with the “Meat, Poultry & Dairy Industry” standard FB-MP-410a.1, which requests disclosure of the “percentage of pork produced without the use of gestation crates” (zero days in stalls).

•	Add two new directors to help the Board effectively oversee leadership and ensure the Company’s commitments are upheld.

Industry and food retailers need to hear the bell tolling for a more humane food system in which gestation crates are no longer acceptable. It’s essential that we ensure corporate leaders keep their word and make progress against stated goals that will help catalyze better stewardship for our entire economy.

YOU HAVE AN OPPORTUNITY TO TAKE A STAND ON THESE ISSUES

In the election of directors at this year’s Annual Meeting, the owners of McDonald’s can send a message that will resonate far beyond the Company’s boardroom. In doing so, we can provide the Board and management of McDonald’s with the direction they need to commit the resources required to achieve meaningful progress, including the addition of our nominees to the Board. Note, also, that boards and management teams at many of America’s largest public companies will be watching this contest closely. In fact, the whole world will be watching and it is time for us to demonstrate leadership in this important area of concern for animals and our own species.

OUR INDEPENDENT DIRECTOR CANDIDATES STAND FOR IMPROVED GOVERNANCE,

OVERSIGHT AND ACCOUNTABILITY

McDonald’s’ inability to fulfill its 10-year-old promise indicates cracks in the Board’s highly touted ESG efforts. The Company must be held accountable to end inhumane animal treatment in its supply chain once and for all. To do so, I believe the current Board needs independent individuals who have the skills and experience necessary to improve governance, provide much-needed oversight and drive the Company’s commitments to animal welfare forward. That is why I have nominated Leslie Samuelrich and Maisie Ganzler for election to McDonald’s’ Board at the upcoming Annual Meeting.

Once shareholders examine Mses. Samuelrich and Ganzler’s respective backgrounds, I hope it becomes abundantly clear that our nominees have what it takes to hold their fellow Board members and the Company’s management accountable and help McDonald’s establish realistic targets, verify progress and meet stated ESG commitments:

Leslie Samuelrich has more than 25 years of experience in ESG, corporate engagement, environmental and public health programs and investment management.

•	President of Green Century Capital Management, where she focuses on the firm’s investment strategies, business development and impact investing program.

•	President of Green Corps and serves as a director of various ESG-focused organizations, including the Environmental Action Research Center and the Progressive Future Network.

•	Previously served on the Board of Directors of the Forum for Sustainable and Responsible Investment and the Advisory Board of the Intentional Endowments Network.

•	Honored as one of the “43 World-Changing Women in Conscious Business” in 2020 in addition to receiving other leading industry awards and holds a BA in Economics from Boston College.

Maisie Lucia Ganzler has more than two decades of experience in the restaurant and food service industry, as well as significant expertise in matters involving labor, animal welfare, sustainability and procurement.

•

Chief Strategy & Brand Officer of Bon Appétit Management Company, which is a wholly owned subsidiary of Compass Group (OTCMKTS: CMPGY), where she oversees purchasing, culinary, marketing, communications, wellness and guest-facing technology.

•	Over 20 years of experience helping drive commitments to ethical sourcing that cover labor rights, animal welfare, sustainability and local procurement.

•

Serves as a director of Air Protein and as a member of the board of Equitable Food Initiative, a nonprofit certification and skill-building organization that seeks to transform agriculture and improve the lives of farmworkers.

•

Previously served as a member of the board of FoodWhat, which serves low-income and struggling teenage youth across Santa Cruz County who suffer disproportionately from common problems associated with poverty, and holds a BA in Hotel Administration from Cornell University.

Our nominees and I believe large and powerful companies like McDonald’s have a duty to address animal welfare issues in a serious and comprehensive manner to help set new standards across the restaurant and food service industries. We believe corporate leaders should establish well-governed animal welfare committees that work collaboratively with peers and cross-sector stakeholders, including suppliers, toward implementing superior welfare standards on a global scale. These improved standards should be measurable and verifiable as part of a more transparent and robust ESG reporting protocol.

In conclusion, I would like to make clear that the needless suffering inflicted on animals in supply chains is a result of a fairly new, industrialized and highly complex system created by giant conglomerates. It has cannibalized smaller farmers and caused unimaginable, needless suffering for animals, workers and the communities they are located in as well as devastating environmental consequences at scale. The system needs to recalibrate to meet the loud and exponential demands for humanely treated animals. We believe there is a connection between animal welfare issues and inadequate governance, and therefore, other related ESG risks that the Company is not adequately attending to.

In the weeks to come, I look forward to sharing more information on how our highly qualified and independent nominees can help McDonald’s overhaul existing procedures and establish transparent and credible ESG policies and reporting systems.

Sincerely,

Carl C. Icahn

***

Investor Contacts

Harkins Kovler, LLC

Peter Harkins / Jordan Kovler

(212) 468-5390 / (212) 468-5384

pharkins@harkinskovler.com / jkovler@harkinskovler.com

Media Contacts

Longacre Square Partners

Charlotte Kiaie / Bela Kirpalani 646-386-0091

ckiaie@longacresquare.com / bkirpalani@longacresquare.com

Additional Information and Where to Find It;

Participants in the Solicitation and Notice to Investors

THE SOLICITATION DISCUSSED HEREIN RELATES TO THE SOLICITATION BY BARBERRY CORP. AND CARL C. ICAHN OF PROXIES FOR USE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF MCDONALD’S CORPORATION (“MCDONALD’S”). BARBERRY CORP. AND ITS AFFILIATES HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAILED TO THE STOCKHOLDERS OF MCDONALD’S A DEFINITIVE PROXY STATEMENT AND A GOLD PROXY CARD IN CONNECTION WITH THEIR SOLICITATION OF PROXIES FOR USE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF MCDONALD’S. STOCKHOLDERS OF MCDONALD’S ARE ADVISED TO READ THE PROXY STATEMENT AND RELATED MATERIALS CAREFULLY AND, IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATED TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. COPIES OF THE DEFINITIVE PROXY STATEMENT AND GOLD PROXY CARD ARE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 14A FILED BY BARBERRY CORP. AND ITS AFFILIATES WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 21, 2022. EXCEPT AS OTHERWISE DISCLOSED IN THE SCHEDULE 14A, THE PARTICIPANTS HAVE NO INTEREST IN MCDONALD’S OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF MCDONALD’S.

Other Important Disclosure Information

SPECIAL NOTE REGARDING THIS COMMUNICATION:

THIS COMMUNICATION MAY CONTAIN OUR CURRENT VIEWS ON THE VALUE OF MCDONALD’S SECURITIES AND CERTAIN ACTIONS THAT MCDONALD’S’ BOARD MAY TAKE TO ENHANCE THE VALUE OF ITS SECURITIES. OUR VIEWS ARE BASED ON OUR OWN ANALYSIS OF PUBLICLY AVAILABLE INFORMATION AND ASSUMPTIONS WE BELIEVE TO BE REASONABLE. THERE CAN BE NO ASSURANCE THAT THE INFORMATION WE CONSIDERED AND ANALYZED IS ACCURATE OR COMPLETE. SIMILARLY, THERE CAN BE NO ASSURANCE THAT OUR ASSUMPTIONS ARE CORRECT. MCDONALD’S’ PERFORMANCE AND RESULTS MAY DIFFER MATERIALLY FROM OUR ASSUMPTIONS AND ANALYSIS.

WE HAVE NOT SOUGHT, NOR HAVE WE RECEIVED, PERMISSION FROM ANY THIRD-PARTY TO INCLUDE THEIR INFORMATION IN THIS COMMUNICATION. ANY SUCH INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN.

FORWARD-LOOKING STATEMENTS:

Certain statements contained in this letter are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.

Important factors that could cause actual results to differ materially from the expectations set forth in this letter include, among other things, the factors identified in McDonald’s’ public filings. Such forward-looking statements should therefore be construed in light of such factors, and we are under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

###

CARL C. ICAHN

16690 Collins Avenue, Suite PH-1

Sunny Isles Beach, FL 33160

April 21, 2022

Fellow Shareholders,

At this point in my career, I consider it my responsibility to engage in constructive activism to help rectify glaring injustices perpetuated by many ineffective boards of directors and management teams leading America’s top public corporations. By promoting necessary change at these types of companies, which have the resources to be a force for good, we can clean up insular boardrooms and drive lasting improvements for society as a whole. As one of the most iconic brands in the world, I firmly believe McDonald’s has an obligation to drive positive and sorely needed societal change through its business actions. I am writing to you today because I contend McDonald’s’ Board of Directors (the “Board”) is failing shareholders and stakeholders by presiding over animal welfare violations, supply chain lapses and what I perceive to be a hollow environmental, social and governance (“ESG”) agenda.

Before sharing my analysis and suggestions for McDonald’s, I want to shine a light on what may be the biggest hypocrisy of our time: a large number of Wall Street firms and their bankers and lawyers appear to be capitalizing on ESG to drive profits without doing nearly enough to support tangible societal progress. These players seem to be engaged in a cover-up to downplay their ESG-related economic incentives and promote their purported social impact. Clearly, the ESG status quo on Wall Street needs to change.

I believe the world’s largest asset managers, who collectively possess immense influence due to their trillions of dollars in capital, must stop subjectively selecting which ESG principles are important. The reality is that if the ESG movement is to be more than a marketing concept and fundraising tool, the massive asset managers who are among McDonald’s’ largest owners must back up their words with actions. While many ESG policies cover a host of sustainability and supply chain issues, it is unacceptable and irresponsible that major asset managers have put such little emphasis on animal welfare in their stewardship and voting guidelines. It is my hope that in this election contest, these ESG proponents will finally champion animal welfare as vigorously as other issues and join me and others in promoting positive change at McDonald’s for all the world to see.

As climate change and other natural resource challenges continue to threaten our world, animal welfare is an increasingly pivotal societal issue. A company’s reluctance to improve policies and verification methods represents a serious risk to a business, its bottom line and the world around us. Even McDonald’s, which is not prioritizing animal welfare enough, includes it as a risk factor in the Company’s 10-K. Today, consumers, regulators and other stakeholders want companies to embrace more sustainable business practices, increased transparency and the humane treatment of animals in their supply chains, reinforcing the importance of having animal welfare on the corporate agenda. As shareholders, we now have the power to ensure that the McDonald’s Board is held accountable for its broken promises and ESG failures – and that tangible progress takes hold at the Company and across the industry.

1

THE HISTORY: MCDONALD’S HAS BROKEN A DECADE-OLD PROMISE TO CUSTOMERS, EMPLOYEES AND SHAREHOLDERS CONCERNING ANIMAL WELFARE PRACTICES

Ten years ago, McDonald’s publicly pledged that by 2022, the Company would responsibly source pork from suppliers that do not use gestation stalls. Not only has McDonald’s failed to meet that commitment, but the Company is now misleading customers, employees and shareholders by distorting its purported progress.

McDonald’s recently claimed that: “By the end of 2022, the Company expects to source 85% to 90% of its U.S. pork volumes from sows not housed in gestation crates during pregnancy.” But that assertion is a cynical fabrication intended to fool us into believing this egregious form of animal abuse in McDonald’s’ supply chain is largely not occurring. In reality, these sows, who have multiple litters of piglets each year, are confined in gestation crates during each pregnancy for approximately four to six weeks, 24 hours a day, seven days a week. They will spend these weeks immobilized in tiny crates, not much bigger than their bodies, where they can’t even turn around.

These animals are devoid of anything resembling a natural existence, often forced on restrictive diets and deprived of the simplest comforts such as straw. Pigs are incredibly social, intelligent and sentient animals that are as smart as toddlers. They most certainly feel pain, have a tremendous maternal instinct and bond with their babies. Pigs experience a range of emotions, including fear and distress, and have strong memories.

Countries around the world have formally recognized animals as sentient creatures and are developing more robust legislative and oversight measures to enhance the policies that protect them. The U.S. is lagging on this issue, particularly due to corporate apathy toward animal welfare and other related ESG concerns. Big Meat’s powerful and connected lobby protects and enables the stronghold the industry has on markets and supply chains. This is why it is crucial for influential buyers such as McDonald’s to take a stand through their procurement mandates with their suppliers. I believe McDonald’s’ customers want food that is sourced ethically, responsibly and humanely. Gestation crates are none of those. By failing to take swift and meaningful action on this issue, McDonald’s’ top management and Board are acting in an irresponsible and reprehensible manner. They are patting themselves on the back, while condoning cruelty – apparently, blind to the writing on the wall.

I believe the obscene cruelty inflicted on these animals through confinement is completely needless, reprehensible and misaligned with what Americans expect from our country’s No. 1 fast-food chain. This grotesque mistreatment of animals – and the Company’s inability to make significant progress on promises made to multiple stakeholders in 2012 – clearly stem from dysfunction and indifference in McDonald’s’ boardroom.

In what I perceive to be poor excuses for nonperformance, McDonald’s has blamed “industry-wide challenges for farmers and producers, such as the COVID-19 pandemic and global swine disease outbreaks” for its failure to make good on its commitment to end gestation crate use. I believe, however, that McDonald’s should have been prioritizing and advancing on this issue well before these challenges arose instead of blaming recent headwinds as the reason the Company has failed to honor its important pledge from over a decade ago. Why is McDonald’s now patronizing us with semantics and attempts to defend the indefensible?

You can look but you won’t find similar lapses in the pay doled out to McDonald’s’ directors and officers. The Board and management of McDonald’s acted to ensure the achievement of those goals. In contrast, achieving responsible and kind behavior toward animals in McDonald’s’ supply chain apparently wasn’t quite so important, given the Company’s failure to achieve its stated goals even after ten years.

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Indeed, I wonder: Why is McDonald’s resolute in its opposition to my proxy solicitation, as evidenced by the Company’s energetic defense of its own failures in this important area, including the $16 million that the Board and management of McDonald’s will spend in opposition to my efforts, as disclosed in the Company’s proxy statement for the 2022 Annual Meeting of Shareholders (the “Annual Meeting”)? Can’t McDonald’s find better ways to spend that kind of money? In more simple terms, how many pigs would be spared the torture of gestation crates if the $16 million were spent on that, instead of on third parties retained by McDonald’s to solicit your votes “for” re-electing two of 12 Board nominees who have presided over a multi-year failure to achieve the Company’s stated goals in promoting animal welfare in McDonald’s’ supply chain? It might seem like a small contribution toward the investment that will be required to achieve the kind of change that is needed in McDonald’s’ supply chain, but it would have been better – far better – than spending that money in defense of the directors at McDonald’s who have failed in this area. Under the circumstances, I believe this tells us all we need to know about the priorities assigned to animal welfare by the current Board and management team at McDonald’s.

As a practical matter, I do not know of any director who is worth $8 million. Do you? Apparently, McDonald’s’ Board and management believe they have two. I suppose we should be glad I did not nominate three or more people for election to the Board or else McDonald’s might have resolved to spend even more of shareholders’ capital in response to that challenge. I simply wish these individuals cared more about the elimination of animal abuse in McDonald’s’ supply chain than they do about re-electing the same directors who have failed animals abused in their own supply chain.

Extreme confinement and other practices that cause needless animal suffering are unconscionable, stem directly from poor corporate governance and pose a real reputational and operational risk to McDonald’s. They are also inherently used in intensified farming operations that McDonald’s still buys its pork from — and has publicly stated it will continue to buy from. These are the same types of large, industrial operators that have wreaked havoc on animals in other ways, including but not limited to mutilation without pain relief, barren environments that contribute to distress and grueling transport, where millions of animals perish due to shoddy conditions. These industrialized farms are among the largest contributors to climate change, have decimated small farmers and often ravage the communities they are in through pollution and waste. Perhaps if the Company’s executives applied the same effort to getting their suppliers to become completely gestation crate-free as they do to obtaining rich compensation packages, we would not be having this election contest. I find the Company’s executive compensation, especially relative to the average employee, to be unconscionable. For 2021, total Chief Executive Officer compensation was $20,028,132, an astounding 2,251x the average employee’s total compensation of $8,897. The Board is clearly condoning multiple forms of injustice and I believe the majority of the public would agree.

Outside of corporate America, many states have banned the use of gestation crates and in every vote on the issue, the public successfully voted for laws prohibiting gestation stalls. California’s Proposition 12 is the latest example of voters demanding the heinous practice of confinement be eliminated as it requires breeding sows to be able to lie down and turn around in spaces in which they are housed. This is just another example of growing global regulation intended to fully dismantle the use of these cruel crates.

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MCDONALD’S HAS AN OPPORTUNITY TO BE A REAL LEADER ON ESG ISSUES, INCLUDING ANIMAL WELFARE AND SUSTAINABILITY MATTERS

McDonald’s is one of the most powerful food companies in the entire world. I believe that with this power, the Company has a social and ethical responsibility to be a leader on ESG-related matters such as animal welfare. Ten years ago, McDonald’s made a commitment that convinced me it genuinely intended to be that leader, but I realize now its real intention was only to appear to care about animal welfare while in practice remaining complacent regarding glaring cruelty in its own supply chains.

McDonald’s has not only an opportunity but a duty to be an ESG leader in expeditiously eliminating gestation crates from its supply chain. I want McDonald’s to be an ESG leader in the restaurant and food service industry by setting verifiable targets for improved animal welfare objectives in areas where the Company currently exhibits grave shortfalls.

Since the Company has attempted to miscast some of my “demands,” I would like to make clear exactly what actions I’m calling on McDonald’s to prioritize today:

•	Commit to eliminating gestation crates (zero days in stalls) from its supply chain by the end of 2023, which it failed to do this year despite having a decade to do so.

•	Extend the Company’s gestation crate elimination goal to its global supply chain by 2024, whereas the commitment previously applied only to the U.S.

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Commit to sourcing its pork from suppliers that abide by Proposition 12’s standards regardless of the law’s status, which some of America’s largest pork producers have already publicly stated can be implemented.

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Adhere to Sustainability Accounting Standards Board disclosures in accordance with the “Meat, Poultry & Dairy Industry” standard FB-MP-410a.1, which requests disclosure of the “percentage of pork produced without the use of gestation crates” (zero days in stalls).

•	Add two new directors to help the Board effectively oversee leadership and ensure the Company’s commitments are upheld.

Industry and food retailers need to hear the bell tolling for a more humane food system in which gestation crates are no longer acceptable. It’s essential that we ensure corporate leaders keep their word and make progress against stated goals that will help catalyze better stewardship for our entire economy.

YOU HAVE AN OPPORTUNITY TO TAKE A STAND ON THESE ISSUES

In the election of directors at this year’s Annual Meeting, the owners of McDonald’s can send a message that will resonate far beyond the Company’s boardroom. In doing so, we can provide the Board and management of McDonald’s with the direction they need to commit the resources required to achieve meaningful progress, including the addition of our nominees to the Board. Note, also, that boards and management teams at many of America’s largest public companies will be watching this contest closely. In fact, the whole world will be watching and it is time for us to demonstrate leadership in this important area of concern for animals and our own species.

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OUR INDEPENDENT DIRECTOR CANDIDATES STAND FOR IMPROVED GOVERNANCE, OVERSIGHT AND ACCOUNTABILITY

McDonald’s’ inability to fulfill its 10-year-old promise indicates cracks in the Board’s highly touted ESG efforts. The Company must be held accountable to end inhumane animal treatment in its supply chain once and for all. To do so, I believe the current Board needs independent individuals who have the skills and experience necessary to improve governance, provide much-needed oversight and drive the Company’s commitments to animal welfare forward. That is why I have nominated Leslie Samuelrich and Maisie Ganzler for election to McDonald’s’ Board at the upcoming Annual Meeting.

Once shareholders examine Mses. Samuelrich and Ganzler’s respective backgrounds, I hope it becomes abundantly clear that our nominees have what it takes to hold their fellow Board members and the Company’s management accountable and help McDonald’s establish realistic targets, verify progress and meet stated ESG commitments:

Leslie Samuelrich has more than 25 years of experience in ESG, corporate engagement, environmental and public health programs and investment management.

•	President of Green Century Capital Management, where she focuses on the firm’s investment strategies, business development and impact investing program.

•	President of Green Corps and serves as a director of various ESG-focused organizations, including the Environmental Action Research Center and the Progressive Future Network.

•	Previously served on the Board of Directors of the Forum for Sustainable and Responsible Investment and the Advisory Board of the Intentional Endowments Network.

•	Honored as one of the “43 World-Changing Women in Conscious Business” in 2020 in addition to receiving other leading industry awards and holds a BA in Economics from Boston College.

Maisie Lucia Ganzler has more than two decades of experience in the restaurant and food service industry, as well as significant expertise in matters involving labor, animal welfare, sustainability and procurement.

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Chief Strategy & Brand Officer of Bon Appétit Management Company, which is a wholly owned subsidiary of Compass Group (OTCMKTS: CMPGY), where she oversees purchasing, culinary, marketing, communications, wellness and guest-facing technology.

•	Over 20 years of experience helping drive commitments to ethical sourcing that cover labor rights, animal welfare, sustainability and local procurement.

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Serves as a director of Air Protein and as a member of the board of Equitable Food Initiative, a nonprofit certification and skill-building organization that seeks to transform agriculture and improve the lives of farmworkers.

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Previously served as a member of the board of FoodWhat, which serves low-income and struggling teenage youth across Santa Cruz County who suffer disproportionately from common problems associated with poverty, and holds a BA in Hotel Administration from Cornell University.

Our nominees and I believe large and powerful companies like McDonald’s have a duty to address animal welfare issues in a serious and comprehensive manner to help set new standards across the restaurant and food service industries. We believe corporate leaders should establish well-governed animal welfare committees that work collaboratively with peers and cross-sector stakeholders, including suppliers, toward implementing superior welfare standards on a global scale. These improved standards should be measurable and verifiable as part of a more transparent and robust ESG reporting protocol.

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In conclusion, I would like to make clear that the needless suffering inflicted on animals in supply chains is a result of a fairly new, industrialized and highly complex system created by giant conglomerates. It has cannibalized smaller farmers and caused unimaginable, needless suffering for animals, workers and the communities they are located in as well as devastating environmental consequences at scale. The system needs to recalibrate to meet the loud and exponential demands for humanely treated animals. We believe there is a connection between animal welfare issues and inadequate governance, and therefore, other related ESG risks that the Company is not adequately attending to.

In the weeks to come, I look forward to sharing more information on how our highly qualified and independent nominees can help McDonald’s overhaul existing procedures and establish transparent and credible ESG policies and reporting systems.

Sincerely,

Carl C. Icahn

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Additional Information and Where to Find It;

Participants in the Solicitation and Notice to Investors

THE SOLICITATION DISCUSSED HEREIN RELATES TO THE SOLICITATION BY BARBERRY CORP. AND CARL C. ICAHN OF PROXIES FOR USE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF MCDONALD’S CORPORATION (“MCDONALD’S”). BARBERRY CORP. AND ITS AFFILIATES HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAILED TO THE STOCKHOLDERS OF MCDONALD’S A DEFINITIVE PROXY STATEMENT AND A GOLD PROXY CARD IN CONNECTION WITH THEIR SOLICITATION OF PROXIES FOR USE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF MCDONALD’S. STOCKHOLDERS OF MCDONALD’S ARE ADVISED TO READ THE PROXY STATEMENT AND RELATED MATERIALS CAREFULLY AND, IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATED TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. COPIES OF THE DEFINITIVE PROXY STATEMENT AND GOLD PROXY CARD ARE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 14A FILED BY BARBERRY CORP. AND ITS AFFILIATES WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 21, 2022. EXCEPT AS OTHERWISE DISCLOSED IN THE SCHEDULE 14A, THE PARTICIPANTS HAVE NO INTEREST IN MCDONALD’S OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF MCDONALD’S.

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Other Important Disclosure Information

SPECIAL NOTE REGARDING THIS COMMUNICATION:

THIS COMMUNICATION MAY CONTAIN OUR CURRENT VIEWS ON THE VALUE OF MCDONALD’S SECURITIES AND CERTAIN ACTIONS THAT MCDONALD’S’ BOARD MAY TAKE TO ENHANCE THE VALUE OF ITS SECURITIES. OUR VIEWS ARE BASED ON OUR OWN ANALYSIS OF PUBLICLY AVAILABLE INFORMATION AND ASSUMPTIONS WE BELIEVE TO BE REASONABLE. THERE CAN BE NO ASSURANCE THAT THE INFORMATION WE CONSIDERED AND ANALYZED IS ACCURATE OR COMPLETE. SIMILARLY, THERE CAN BE NO ASSURANCE THAT OUR ASSUMPTIONS ARE CORRECT. MCDONALD’S’ PERFORMANCE AND RESULTS MAY DIFFER MATERIALLY FROM OUR ASSUMPTIONS AND ANALYSIS.

WE HAVE NOT SOUGHT, NOR HAVE WE RECEIVED, PERMISSION FROM ANY THIRD-PARTY TO INCLUDE THEIR INFORMATION IN THIS COMMUNICATION. ANY SUCH INFORMATION SHOULD NOT BE VIEWED AS INDICATING THE SUPPORT OF SUCH THIRD PARTY FOR THE VIEWS EXPRESSED HEREIN.

FORWARD-LOOKING STATEMENTS:

Certain statements contained in this letter are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.

Important factors that could cause actual results to differ materially from the expectations set forth in this letter include, among other things, the factors identified in McDonald’s’ public filings. Such forward-looking statements should therefore be construed in light of such factors, and we are under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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